UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 28, 2021
Date of report (Date of earliest event reported)

Surmodics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-23837	41-1356149
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9924 West 74th Street Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 500-7000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.05 par value	SRDX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01	Regulation FD Disclosure.

On January 28, 2021, Surmodics, Inc. (“Surmodics”) will post to its website at www.surmodics.com the information attached to this report as Exhibit 99.1 regarding 12-month results of the TRANSCEND pivotal trial of the Surmodics SurVeil™ drug-coated balloon.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under Section 18, nor shall such information be deemed incorporated by reference into any filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	TRANSCEND Pivotal Trial 12-Month Results

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.

Date: January 28, 2021	/s/ Gordon S. Weber
Gordon S. Weber
Senior Vice President of Legal, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	TRANSCEND Pivotal Trial 12-Month Results

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)